Exhibit 10.10
*Certain information where indicated below in brackets has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed*

AMENDMENT NO. 2
TO
PRODUCT SCHEDULE

        This Amendment is made effective as of the last date indicated on the signature page hereto, by and between Cardiovascular Systems, Inc. (“CSI”) and Fresenius Kabi AB (“FRESENIUS”).

        WHEREAS, CSI and FRESENIUS entered into a Supply Agreement dated as of April 4, 2011and a related Product Schedule (the “Product Schedule”); and

        WHEREAS, CSI and FRESENIUS entered into an Amendment No.1 to the Product Schedule effective March 17th, 2016 (the “First Amendment”); and

WHEREAS, the parties wish to amend certain terms of the Product Schedule.

        NOW, THEREFORE, the parties agree as follows:

1.Section 1 Part C of the Product Schedule, as amended by the First Amendment, is hereby deleted in its entirety and replaced with the following:

“1. Price

Price for 2020: $ [******]

Units purchased / year	Price [USD] per container
≥ [******] units	$ [******]
≥ [******] units	$ [******]
≥ [******] units	$ [******]
•Price FCA (Incoterms 2010)
•100% optical control
•Batch size = 15,500 containers
•Raw materials and packaging materials prices given by FRESENIUS standard suppliers.
•Product related registration fees (e.g., according to 21 CFR 820) are not included and have to be borne by CSI.”

2.Sections 3 and 4 of Part C of the Product Schedule are hereby deleted in whole and replaced with the following:“3. First Price Review Date and Annual Price ReviewThe First Price Review Date shall be the 1st of October 2020 and subsequent Price review dates are 1st of October for each following year (“Annual Price Review Date”) for Prices that shall be effective as of the 1st of January of each following year”.
3. Except as set forth herein, all provisions of the Product Schedule will remain in full force and effect without modification.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the dates indicated below.

            CARDIOVASCULAR SYSTEMS, INC.

            By: /s/ John Hastings  18 Mar 2020
            Name: John Hastings     Title: VP, Mfg & Operations

            FRESENIUS KABI AB

            By: /s/ Bettina Krausenbaum 2020-03-04
            Name: Bettina Krausenbaum     Title: Managing Director

By: /s/ Therese Schäfers  2020-03-04
Name: Therese SchäfersTitle: CFO